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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 16, 1996


                              RITE AID CORPORATION
            (Exact name of registrant as specified in its charter)


   DELAWARE                          1-5742                       23-1614034
  (State of                 (Commission File Number)            (IRS Employer
incorporation)                                               Identification No.)


                  30 HUNTER LANE, CAMP HILL, PENNSYLVANIA 17011
          (Address of principal executive offices, including zip code)

                                 (717) 761-2633
             (Registrant's telephone number, including area code)


                                    NO CHANGE
          (Former name or former address, if changed since last report)
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Item 7.  Financial Statements and Exhibits

 (c)  Exhibits

      12.   Computation of ratios of earnings to fixed charges.

      99. Press release dated December 16, 1996, issued by the registrant announcing financial results for the third quarter ended November 30, 1996.
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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RITE AID CORPORATION


                                        By:  /s/  Frank M. Bergonzi
                                             -----------------------------------
                                             Name:   Frank Bergonzi
                                             Title:  Executive Vice President
                                                     and Chief Financial Officer

Date: December 16, 1996
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                                  EXHIBIT INDEX

Exhibit
Number                  Description
----------------------------------------------------------------------------
12.   Computation of ratios of earnings to fixed charges.

99. Press Release dated December 16, 1996, issued by the registrant announcing financial results for the third quarter ended November 30, 1996.